                                  SENECA FUNDS

                 SUPPLEMENT DATED JUNE 26, 1997 TO STATEMENT OF
                 ADDITIONAL INFORMATION DATED OCTOBER 31, 1996,
                           AS AMENDED JANUARY 2, 1997


Changes to Board of Trustees
----------------------------

        Effective May 6, 1997, Victor Guinasso and Ronald K. Jacks resigned as Trustees of the Funds, and the authorized number of Trustees of the Funds was reduced from 7 to 5. Mr. Guinasso, an independent Trustee, stepped down due to the demands of his other business commitments. Mr. Jacks, the Secretary of the Funds and a portfolio manager of GMG/Seneca LLC, resigned so that the independent Trustees would continue to constitute a majority of the Board, as required by the 1940 Act.


                                      -1-